Exhibit 99.1


FOR IMMEDIATE RELEASE


                        ENVIRONMENTAL SOLUTIONS WORLDWIDE
                           ANNOUNCES QUARTERLY RESULTS


TELFORD, PA, NOV 12, 2003- ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC. (ESW) (OTC
BB: ESWW), a company that develops, manufactures, and sells environmental technologies, today announced the results for its third fiscal quarter ended September 30, 2003.

Revenue for the third quarter that ended September 30, 2003 was $303,974 compared to $613,260 for the same period in 2002. Net loss from operations for the 3 months period ended September 30, 2003 was $256,144 compared to $112,260 for the 3 months period ended September 30, 2002, an increase of $143,884. Revenue for the nine months period through September 30, 2003 was $1,359,226 compared to $1,537,804 in the year-ago period. However, net loss from operations for the 9 months period ended September 30, 2003 was $489,413 compared to $854,375 for the same period in 2002.

Mr. John A. Donohoe, Jr. the Company's CEO, President and Chairman stated, "ESW in Q3 continued to concentrate on its previously stated catalyst verification programs and overall third party product validation strategy. We believe, obtaining CARB and EPA emissions verifications for both ESW's proprietary diesel and gas/petrol catalyst product lines is an essential component to our Company's continued success. These comprehensive government verification programs continue to take extensive time and resources, and have taken considerably longer than we initially anticipated however, they are currently scheduled for completion in December 2003 for the CARB Gas/Petrol product and early January 2004 for CARB and EPA certification for our Diesel product. We are not satisfied with the financial results for this period, but the amplified focus on our current strategy unfortunately resulted in some short-term moderation in our ability to manufacture and distribute products. As we entered Q4 2003 by assessing our current booked sales scheduled for delivery during this period, we are optimistic that Q4 results will move us closer, or actually yield, that much anticipated quarter where ESW achieves a break-even or profitable status.





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Mr. Donohoe further went on to say, "ESW's management team is extremely exited about the opportunity and prospects that accompany the recently announced exclusive marketing and distribution agreements for the ESW Diesel Particulate Reactor(TM) catalyst product line with Fleetguard Emissions Solutions, a wholly owned subsidiary of Cummins Inc. These long-term agreements are for both the Retrofit and OEM market covering North American, South American and Western European markets as well as markets in Japan, Korea, Hong Kong, China, Taiwan, India and Australia. It is our opinion that the shortest path to the growing worldwide diesel emissions control market for our unique proprietary diesel catalyst is through our partner Fleetguard Emission Solutions. Their market awareness and product disciplines along with their internal controls will immediately supplement the ESW day-to-day activity and business practices."

Mr. Donohoe concluded, "ESW continues to successfully test and provide emissions certification services as well as assisting our current customers in acquiring their own CARB/EPA new engine certifications using our Gas/Petrol, CNG/LPG and Diesel catalyst technology."

In accordance with past practices and the Company's Shareholder-Awareness commitment, CEOcast will be interviewing John Donohoe on Thursday November 13th, 2003. The replay of this interview will be available on Friday November 14, 2003 and can be accessed on the ESW website at WWW.CLEANERFUTURE.COM or by logging on to CEOcast at WWW.CEOCAST.COM and clicking on Environmental Solutions Worldwide on the right side of the screen.

The Quarterly "Previous Press Release Updates" will be posted on the company's website at WWW.CLEANERFUTURE.COM under the "PR UPDATE" button. For specific questions about ESW please email your questions to INQUIRES@CLEANERFUTURE.COM.



TABLES FOLLOW


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

                      CONSOLIDATED STATEMENTS OF OPERATIONS
            FOR THE THREE MONTHS AND NINE MONTHS ENDED SEPTEMBER 30,
                                   (UNAUDITED)


                                      Nine Months Ended September 30,  Three Months Ended September 30,
                                          2003            2002*          2003             2002*
                                     -----------------------------------------------------------------------------------------------
Revenue
 Net sales                           $  1,359,226    $  1,537,804    $    303,974    $    613,260

Cost of sales                             650,954         943,750         161,645         293,280
                                     ------------    ------------    ------------    ------------
Gross profit                              708,272         594,054         142,329         319,980
                                     ------------    ------------    ------------    ------------
Operating expenses
 Research and development                     520          15,189            --             8,220
 Professional fees                        118,179         114,665          39,445          54,427
 Consulting fees                           30,899         123,187          10,715          11,042
 Marketing, office & general costs        911,478       1,034,709         292,485         320,597
 Officer's compensation and
  directors fees                          136,609         160,679          55,828          37,954
                                     ------------    ------------    ------------    ------------
                                        1,197,685       1,448,429         398,473         432,240
                                     ------------    ------------    ------------    ------------
Net loss                             $   (489,413)   $   (854,375)   $   (256,144)   $   (112,260)
                                     ============    ============    ============    ============

Loss per share information
Basic and diluted                    $     (0.010)   $     (0.022)   $     (0.005)   $     (0.003)
                                     ============    ============    ============    ============

Weighted average number of
  shares outstanding                   48,687,141      39,168,262      49,349,490      39,075,318
                                     ============    ============    ============    ============






ABOUT ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.
 With headquarters in Telford, Pennsylvania Environmental Solutions Worldwide is a publicly traded research and development company engaged through its subsidiaries in the design, development, manufacture and sale of environmental technologies currently focused on the international automotive and transportation industries. ESW manufactures and markets a line of catalytic emission control products and catalytic conversion technologies for a multitude of applications.

For updated information, please visit the Company's Web site at:
 WWW.CLEANERFUTURE.COM.
 ---------------------


SAFE HARBOR

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (The "Act"). In particular, when used in the preceding discussion, the words "pleased" "plan," "confident that," "believe," "expect," or "intend to," and similar conditional expressions are intended to identify forward looking statements within the meaning of the Act and are subject to the safe harbor created by the Act. Such statements are subject to certain risks and uncertainties and actual results could differ materially from those expressed in any of the forward-looking statements. Such risks and uncertainties include, but are not limited to, market conditions, general acceptance of the Company's products and technologies, competitive factors, the ability to successfully complete additional financings and other risks described in the Company's SEC reports and filings.



                          FOR MORE INFORMATION CONTACT:
                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
                         David Johnson at 1-905-850-9970
                           djohnson@cleanerfuture.com


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